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                                                                    Exhibit 3.19

                            CERTIFICATE OF FORMATION

                                       OF

                               NORDYNE-MEXICO LLC

      This Certificate of Formation of Nordyne-Mexico LLC (the "LLC"), dated February 24, 2000, is being duly executed and filed by Dawn M. Urbanowicz, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.

      FIRST: The name of the limited liability company formed hereby is Nordyne-Mexico LLC.

      SECOND: The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805.

      THIRD: The name and address of the registered agent for service or process on the LLC in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                 /s/ Dawn M. Urbanowicz
                                ---------------------------
                                Dawn M. Urbanowicz, Authorized Person

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                      AMENDMENT TO CERTIFICATE OF FORMATION

                                       OF

                               NORDYNE-MEXICO LLC

      This Amendment to Certificate of Formation of Nordyne-Mexico LLC ("Nordyne"), dated January 17, 2001, is being duly executed and filed by Dawn M. Urbanowicz as the Authorized Person of Nordyne.

      The first article of the Certificate of Formation is hereby amended to read in its entirety as follows:

      FIRST: The name of the limited liability company formed hereby is Linear H.K. LLC.

      IN WITNESS WHEREOF, the undersigned has executed this Amendment to Certificate of Formation as of the date first above written.

                                    /s/ Dawn M. Urbanowicz
                                   -------------------------
                                   Dawn M. Urbanowicz
                                   Authorized Person

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